IMS CAPITAL VALUE FUND

IMS STRATEGIC INCOME FUND

IMS STRATEGIC ALLOCATION FUND

Supplement to the Prospectus dated August 31, 2007

Effective immediately, Joseph Ledgerwood is a co-portfolio manager of the IMS Capital Value Fund, and Don Shute is a co-portfolio manager of the IMS Strategic Income Fund. As a result, the information below supplements the information found under the heading “Management of the Funds” beginning on page 25 of the Prospectus:

Joseph M. Ledgerwood, CFA. Mr. Ledgerwood has been a co-portfolio manager for the Capital Value Fund since January 2008. As co-portfolio manager of the Fund, he is responsible for conducting stock research, generating investment ideas, and implementing the investment strategy of the Fund, including making day-to-day investment decisions, in each case subject to the approval and ultimate decision-making authority of Mr. Carl Marker. Since joining the advisor in May of 2002, Mr. Ledgerwood has been handling the research and trading activities associated with the IMS Funds, but has been focusing the majority of his time on equity research for the Capital Value Fund in the last two years. He currently serves as portfolio manager and senior equity analyst of the advisor. Prior to joining the advisor, Mr. Ledgerwood worked at the South Valley Bank in Klamath Falls, and at Elliot-Ledgerwood, a full-service brokerage firm, also in Klamath Falls. Mr. Ledgerwood graduated from the University of Portland in 2002, where he earned a Bachelor of Business Administration degree in Finance. He is a member of the Portland Society of Financial Analysts.

Don A. Shute, CFA. Mr. Shute has been a co-portfolio manager for the Strategic Income Fund since January 2008. As co-portfolio manager of the Fund, he is responsible for conducting fixed income research, generating investment ideas, and implementing the investment strategy of the Fund, including making day-to-day investment decisions, in each case subject to the approval and ultimate decision-making authority of Mr. Carl Marker. Since joining the advisor in March of 2006, Mr. Shute has conducted research analysis and trading for the Strategic Income Fund. He currently serves as portfolio manager and senior fixed income analyst of the advisor. He previously worked as a portfolio manager-analyst at Bear Stearns Asset Management, GT Capital Management and at Wells Fargo Asset Management. In those positions he performed all aspects of fixed income analysis and portfolio management. Mr. Shute’s experience includes quantitative risk analysis and modeling, credit analysis, and studying international markets. A member of the Portland Society of Financial Analysts, Mr. Shute has a Bachelor of Arts degree from the University of Illinois and a Master of Sciences degree from Utah State University.

The Funds’ Statement of Additional Information provides additional information about the Funds’ portfolio managers, including each portfolio manager’s compensation, other accounts that they manage and their ownership of shares of the Funds.

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated August 31, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 934-5550.

Supplement dated January 30, 2008

IMS CAPITAL VALUE FUND

IMS STRATEGIC INCOME FUND

IMS STRATEGIC ALLOCATION FUND

Supplement to the Statement of Additional Information dated August 31, 2007

Portfolio Managers:

Effective immediately, Joseph Ledgerwood is a co-portfolio manager of the IMS Capital Value Fund, and Don Shute is a co-portfolio manager of the IMS Strategic Income Fund. As a result, the information below supplements the information found under the heading “About the Portfolio Managers” beginning on page 20 of the Statement of Additional Information:

Mr. Joseph Ledgerwood serves as a co-portfolio manager of the Capital Value Fund and Don Shute serves as a co-portfolio manager of the Strategic Income Fund (each a “Portfolio Manager”). As of December 31, 2007 each Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Funds:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Joseph Ledgerwood	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Don Shute	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 1	N/A N/A $4 million	N/A N/A 0	N/A N/A N/A

Each Portfolio Manager is compensated for his services by the Advisor. For the year ended December 31, 2007, Mr. Ledgerwood’s compensation consisted of a fixed base salary. Mr. Ledgerwood also has been granted phantom stock. The amount of phantom stock granted was determined at the discretion of the principals of the firm, and was based on Mr. Ledgerwood’s length of service with the firm. For the year ended December 31, 2007, Mr. Shute’s compensation consisted of a fixed base salary. In addition, both Mr. Ledgerwood and Mr. Shute participate in the Advisor’s profit sharing plan. Such arrangement provides incentive for the Portfolio Managers to increase revenue through the production of excellent research and decisionmaking.

As of December 31, 2007, the Portfolio Managers’ ownership of the Funds was as follows:

Portfolio Manager	Name of Fund	Dollar Range of Fund Shares
Joseph Ledgerwood	Value Fund Strategic Income Fund Strategic Allocation Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Don Shute	Value Fund Strategic Income Fund Strategic Allocation Fund	None Less than $10,000 None

Trustees and Officers of the Funds:

The following information supplements the information found under the heading “Trustees and Officers”, beginning on page 22 of the Statement of Additional Information:

Effective December 1, 2007, Nancy V. Kelly is a Trustee of the Unified Series Trust (the “Trust”). Ms. Kelly (Age 52) has been an Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001. Ms. Kelly is deemed an interested Trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Funds’ distributor. As an interested Trustee, Ms. Kelly receives no compensation from any of the Funds. As of December 31, 2007, she owns no shares of any of the Funds.

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 934-5550.

                 Supplement dated January 30, 2008